                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

         The undersigned directors of Varian Associates, Inc., a Delaware corporation ("Company"), hereby constitute and appoint Robert A. Lemos and Joseph B. Phair, and each of them with full power to act without the other, the undersigned's true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in the undersigned's capacity as a director of the Company, to execute in the name and on behalf of the undersigned of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1994 ("Report"), under the Securities and Exchange Act of 1934, as amended, and to file such Report, with exhibits thereto and other documents in connection therewith and any and all amendments thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done and to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion. This Power of Attorney may be executed in any number of counterparts, all of which together shall constitute one and the same Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November, 1994.


/s/ Ruth M. Davis                                           /s/ Samuel Hellman
- - - ---------------------------                                 ---------------------------
Ruth M. Davis                                               Samuel Hellman

/s/ Terry R. Lautenbach                                     /s/ Angus A. MacNaughton
- - - ---------------------------                                 ---------------------------
Terry R. Lautenbach                                         Angus A. MacNaughton

/s/ David W. Martin, Jr.                                    /s/ John G. McDonald
- - - ---------------------------                                 ---------------------------
David W. Martin, Jr.                                        John G. McDonald

/s/ William F. Miller                                       /s/ Gordon E. Moore
- - - ---------------------------                                 ---------------------------
William F. Miller                                           Gordon E. Moore

/s/ David E. Mundell                                        /s/ Donald O. Pederson
- - - ---------------------------                                 ---------------------------
David E. Mundell                                            Donald O. Pederson

                                                            /s/ Burton Richter
- - - ---------------------------                                 ---------------------------
Philip J. Quigley                                           Burton Richter

/s/ Paul G. Stern                                           /s/ Richard W. Vieser
- - - ---------------------------                                 ---------------------------
Paul G. Stern                                               Richard W. Vieser